EXHIBIT 10.28

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT, dated as of May 27, 1999 (this "Amendment"), relates to that certain Employment Agreement, dated as of June 30, 1997 (as the same may be modified, amended, supplemented and/or restated from time to time, the "Agreement"), made and entered into by and between ELXSI, a California corporation (the "Company"), and ALEXANDER M. MILLEY (the "Executive"). Capitalized terms used and not defined herein have the respective meanings ascribed to such terms under the Agreement.

                                   BACKGROUND

     Under the Agreement, the Company has employed the Executive as the Chairman of the Board, President and Chief Executive Officer of the Company, as the Chairman of the Board, President and Chief Executive Officer of the Company's parent corporation, ELXSI Corporation, a Delaware corporation ("Parent"), and as the President and Chief Executive Officer of the Company's Cues Division, to perform the duties and responsibilities specified or referred to therein, for an Initial Term that has a current expiration date of June 30, 2005. The Agreement provides that it may be renewed and/or extended with the approval of the Board of Directors of Parent and with the consent of the Executive, on such terms and conditions as the Company and the Executive shall mutually agree. The Company and the Executive have agreed to extend the Initial Term by two years, and the Board of Directors of Parent has approved such extension.

     NOW, THEREFORE, in consideration of the mutual benefits to be derived and the covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1. Extension of Initial Term. Section 2 ("Term") of the Agreement is hereby amended by: (i) deleting the terms "June 30, 2005" appearing in said
Section 2, and (ii) inserting, in lieu thereof, the terms "June 30, 2007."

     2. Conforming Change. Section 7(A) ("Termination of Employment--Executive Plans") of the Agreement is hereby amended by: (i) deleting the terms "June 30, 2006" appearing in said Section 7(A), and (ii) inserting, in lieu thereof, the terms "June 30, 2008."

     3. Agreement Confirmed. Except as expressly set forth herein, the Agreement is and shall remain in full force and effect in accordance with its terms.

     4. Amendment and Waivers. This Amendment may be amended, and compliance with any of the terms and provisions hereof may be waived, only by a written instrument signed by both parties hereto. No waiver of any term or provision hereof shall constitute a waiver of any other term or provision hereof, or constitute a waiver of the right to subsequently demand strict compliance with all of the terms and provisions hereof.

     5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida (other than the choice of law principles thereof).

     6. Severability. Should any term or provision of this Amendment be deemed, for any reason whatsoever, to be invalid or inoperative, that provision shall be deemed severable and shall not affect the force and validity of all other terms and provisions of this Amendment or the Agreement.

     7. Successors. This Amendment shall inure to the benefit of and be binding upon and enforceable against the respective heirs, legal representatives, successors, and permitted assigns of the parties hereto.

     8. Descriptive Headings. The descriptive headings of this Amendment are for convenience of reference only and shall not control or affect the meaning or construction of any term or provision hereof.

     9. Entire Agreement. This Amendment contains the entire agreement between the parties hereto with respect to the subject matter thereof, and supersedes all prior agreements, arrangements and understandings with respect thereto between the parties hereto, which arrangements or understandings are merged herein.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

THE COMPANY:                          THE EXECUTIVE:

ELXSI

By:                                   /s/ ALEXANDER M. MILLEY
   ------------------------------     -----------------------
   Name:                              Alexander M. Milley
   Title: